UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         November 7, 2001                      October 31, 2001
         (Date of report)             (Date of earliest event reported)

                           Commission File No. 0-8937

                            FIRST BANKS AMERICA, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                                   75-1604965
                      (I.R.S. Employer Identification No.)


                   135 North Meramec, Clayton, Missouri 63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

                            FIRST BANKS AMERICA, INC.

                                TABLE OF CONTENTS





                                                                      Page
                                                                      ----

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS...................      1

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS......................      2

SIGNATURES   .....................................................      3

                  ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS


         Acquisition of BYL Bancorp
         --------------------------

         Pursuant to an Agreement and Plan of Reorganization dated June 22, 2001, First Banks America, Inc., or FBA, acquired BYL Bancorp and its wholly owned banking subsidiary, BYL Bank Group, on October 31, 2001. BYL Bank Group, or BYL, was headquartered in Orange, California, and had six other branch offices located in Orange and Riverside Counties. Under the terms of the agreement, the shareholders of BYL Bancorp received $18.50 per common share, or a total of approximately $49.0 million in cash. FBA funded the acquisition using a combination of dividends from its wholly owned banking subsidiary, First Bank & Trust, borrowings under a line of credit FBA maintains with its parent, First Banks, Inc., or First Banks, St. Louis, Missouri, and the sale of approximately 804,000 shares of additional common stock to First Banks. First Banks owned approximately 93.7% of FBA's outstanding voting stock as of October 31, 2001. The common stock was sold to First Banks for $32.50 per share, a price set by FBA's Board of Directors based on recent trading prices for FBA's stock on the New York Stock Exchange. FBA intends to conduct a rights offering during the first quarter of 2002, whereby all of its stockholders will be given the right to purchase proportionate amounts of FBA common stock at the same price paid by First Banks. The transaction was accounted for using the purchase method of accounting. BYL was merged with and into First Bank & Trust at the time of the transaction.

         At the time of the transaction, BYL Bancorp had $281.5 million in total assets, $175.0 million in loans, net of unearned discount, $12.6 million in investment securities and $251.8 million in deposits.

         There were no material relationships between BYL Bancorp, BYL, or any of their affiliates, directors or officers, or any associates of any such directors or officers, and FBA, or any of FBA's affiliates, directors or officers, or any associates of any such directors or officers.

                   ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS


(A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         Pursuant to the requirements of Article 3 of Regulation S-X, the financial statements of BYL Bancorp are not required.


(B)      PRO FORMA FINANCIAL INFORMATION

         Pursuant to the requirements of Article 11 of Regulation S-X, pro forma financial information is not required.


(C)      EXHIBITS

         The exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

                    Exhibit Number                     Description
                    --------------                     -----------

                          2.5 Agreement and Plan of Reorganization by and among First Banks America, Inc., First Bank & Trust, BYL Bancorp and BYL Bank Group, dated June 22, 2001 - hereby incorporated by reference to
                                                 Exhibit    10(a)    of    FBA's
                                                 Quarterly  Report  on Form 10-Q
                                                 filed  for  the  quarter  ended
                                                 June 30, 2001.

                         99.1                    Press  Release - filed herewith





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                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    FIRST BANKS AMERICA, INC.




                                    By:/s/ James F. Dierberg
                                       -----------------------------------------
                                           James F. Dierberg
                                           Chairman of the Board of Directors,
                                           President and Chief Executive Officer
November 7, 2001                           (Principal Executive Officer)





                                    By:/s/ Allen H. Blake
                                       -----------------------------------------
                                           Allen H. Blake
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)
November 7, 2001

                                                                    Exhibit 99.1
                                  PRESS RELEASE


FIRST BANKS AMERICA, INC.                            BYL BANCORP
ST. LOUIS, MISSOURI                                  ORANGE, CALIFORNIA

CONTACT: Terrance M. McCarthy
         Executive Vice President,
         First Banks America, Inc.;
         Chairman of the Board, President
         and Chief Executive Officer of
         First Bank & Trust
         (415) 273-2007

TRADED:  NYSE                                        NASDAQ
SYMBOL:  FBA                                         BOYL


FOR IMMEDIATE RELEASE

                            FIRST BANKS AMERICA, INC.
                                 AND BYL BANCORP
                       ANNOUNCE COMPLETION OF ACQUISITION


         ORANGE, CALIFORNIA, November 1, 2001. Barry J. Moore, Acting President and Chief Executive Officer of BYL Bancorp ("BYL"), and James F. Dierberg, Chairman, President and Chief Executive Officer of First Banks America, Inc. ("FBA"), jointly confirm completion, on October 31, 2001, of the previously announced acquisition of BYL and its wholly owned banking subsidiary, BYL Bank Group, by FBA, following the receipt of all necessary regulatory and shareholder approvals.

         On June 22, 2001, BYL and FBA signed an Agreement and Plan of Reorganization in which BYL would be merged into a wholly-owned banking subsidiary of FBA, and BYL Bank Group would be merged with and into FBA's wholly-owned banking subsidiary, First Bank & Trust. In the merger, each outstanding share of BYL common stock was converted into the right to receive $18.50 per share in cash.

         FBA financed the purchase of BYL using a combination of borrowings under a line of credit it maintains with its parent, First Banks, Inc. ("First Banks"), plus the sale of approximately 804,000 shares of additional common stock to First Banks. First Banks owns approximately 93% of FBA's outstanding voting stock. The common stock was sold to First Banks for $32.50 per share, a price set by FBA's Board of Directors based on recent trading prices for FBA's stock on the New York Stock Exchange. FBA intends to conduct a rights offering during the first quarter of 2002, whereby all of its stockholders will be given the right to purchase proportionate amounts of FBA common stock at the same price paid by First Banks.

         BYL was headquartered in Orange, California, and had six other branch offices in Orange and Riverside counties. As of September 30, 2001, BYL had total assets of approximately $282.3 million.

         FBA operates through First Bank & Trust, which had total assets of approximately $2.73 billion at September 30, 2001, and is headquartered in San Francisco, California. First Bank & Trust operates 46 banking offices in northern and southern California and six banking offices in Houston, Dallas, Irving and McKinney, Texas.

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